SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2001

                        Commission File Number 001112279

                               R-TEC HOLDING, INC.
             (Exact name of registrant as specified in its charter)

            IDAHO                                              82-0515707
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)


1471 E. COMMERCIAL AVE., BOISE, IDAHO                           83642
(Address of Principal Executive Office)                       (Zip Code)


                                 (208) 887-0953
                Registrant's Telephone No., including area code:


Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.

                                YES [X] NO [_]


                            EXPLANATION OF AMENDMENT

The Registrant, R-Tec Holding, Inc., ("The Company"), filed an initial report on Form 8-K on July 18, 2001 with the Securities and Exchange Commission. This report amends Item 7, FINANCIAL STATEMENTS, PRO-FORMA INFORMATION AND EXHIBITS, for the purchase of R-Tec Machine Tool, Inc., an Idaho corporation, within 60 days of July 18, 2001, the date the initial report on Form 8-K was required to be filed.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A)  Financial Statements of Business Acquired.

                              Financial Statements





                            R-TEC MACHINE TOOL, INC.




                                December 31, 2000

                          INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Directors
R-Tec Machine Tool, Inc.
Boise, Idaho

We have audited the accompanying balance sheet of R-Tec Machine Tool, Inc. as of December 31, 2000, and the related statements of operations, changes in shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R-Tec Machine Tool, Inc. as of December 31, 2000, and the results of its operations, changes in shareholders' equity and its cash flows for the year December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



Boise, Idaho
July 25, 2001

Balukoff, Lindstrom & Co., P.A.

                            R-TEC MACHINE TOOL, INC.
                                  BALANCE SHEET
                               December 31, 2000



Current assets
      Cash                                                              $ 15,326
      Certificates of deposit                                             15,518
      Accounts receivable (net of $ -- allowance
          for doubtful accounts)                                          47,022
      Costs and estimated earnings in excess
          of billings on uncompleted contracts                             8,634
                                                                        --------
                                            Total current assets          86,500

Equipment, net of accumulated depreciation                               183,882
                                                                        --------

                                                    Total assets        $270,382
                                                                        ========

Current liabilities
      Accounts payable                                                  $  3,589
      Accrued expenses                                                     5,873
      Capital lease payable, current portion                              42,826
      Notes payable, related parties                                       2,500
                                                                        --------
                                       Total current liabilities          54,788

Capital lease payable, less current portion                               93,011
                                                                        --------
                                               Total liabilities         147,799

Shareholders' equity
      Common stock, no par value,
          100,000 authorized, 4,000 shares
          issued and outstanding                                          20,525
      Retained earnings                                                  102,058
                                                                        --------
                                      Total shareholders' equity         122,583
                                                                        --------


                      Total liabilities and shareholders' equity        $270,382
                                                                        ========


                             See accompanying notes

                     R-TEC MACHINE TOOL, INC.
                     STATEMENT OF OPERATIONS
                   Year Ended December 31, 2000



Revenues                                                              $ 428,413

Cost of revenues                                                        238,638
                                                                      ---------

                                                  Gross profit          189,775

Selling, general and administrative expenses                            129,556
                                                                      ---------

                                              Operating income           60,219

Interest expense                                                        (14,606)
Interest income                                                           1,163
                                                                      ---------
                                                                        (13,443)
                                                                      ---------

                                                    Net income        $  46,776
                                                                      =========

Net income per common share                                           $    0.05
Weighted average shares outstanding                                       4,000


                             See accompanying notes

                            R-TEC MACHINE TOOL, INC.
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                          Year Ended December 31, 2000



                                         Common        Retained
                                         Stock         Earnings         Total
                                         -------      ---------       ---------


Balance at January 1, 2000               $20,525      $  89,282       $ 109,807

          Net income                          --         46,776          46,776
          Dividends                           --        (34,000)        (34,000)
                                         -------      ---------       ---------

Balance at December 31, 2000             $20,525      $ 102,058       $ 122,583
                                         =======      =========       =========


                             See accompanying notes

                            R-TEC MACHINE TOOL, INC.
                             STATEMENT OF CASH FLOWS
                          Year Ended December 31, 2000



Cash flows from operating activities
      Net income                                                            $  46,776
      Adjustments to reconcile net income to net
          cash provided by operating activities
          Depreciation and amortization                                        44,270
          Changes in assets and liabilities
              Accounts receivable                                              36,692
              Costs and estimated earnings in excess
                of billings on uncompleted contracts                           23,482
              Accounts payable                                                (13,251)
              Accrued expense                                                   2,456
                                                                            ---------
                                Net cash provided by operating activities     140,425

Cash flows from investing activities
      Dividends paid                                                          (34,000)
      Purchase of certificates of deposit                                     (15,000)
      Purchase of equipment and other assets                                   (8,655)
                                                                            ---------
                                    Net cash used by investing activities     (57,655)

Cash flows from financing activities
      Payments on capital leases and notes payable                            (72,711)
                                                                            ---------
                                    Net cash used by financing activities     (72,711)
                                                                            ---------

                                                     Net increase in cash      10,059
Beginning cash                                                                  5,267
                                                                            ---------

                                                              Ending cash   $  15,326
                                                                            =========


Supplemental disclosures of cash flow information
      Interest paid                                                         $  14,606
      Noncash investing and financing activities
          Equipment acquired through related party note                     $   2,500
          Equipment acquired through note payable                           $  33,749


                             See accompanying notes

                            R-TEC MACHINE TOOL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

NOTE A - SIGNIFICANT ACCOUNTING POLICIES

Organization

R-Tec Machine Tool, Inc., (the Company), an S-Corporation formed April 7, 1998, is a machine shop specializing in applications for automation and manufacturing equipment, primarily for the high-tech industry.

Revenue Recognition

The Company, under contract from the respective customers, machines high-tech custom automation manufacturing equipment robotics, as well as custom machining other types of manufacturing equipment and/or parts for installation in customer products. The Company recognizes revenues on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. Management considers total cost to be the best available measure of progress on the contracts.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined.

The assets and liabilities relating to the "costs and estimated earnings in excess of billings on uncompleted contracts" and the "billings in excess of costs and estimated earnings on uncompleted contracts" on these contracts are recorded as current assets and current liabilities on the balance sheet as they will be liquidated in the normal course of contract completion.

Credit Risk

The Company grants credit to customers primarily in the technology industry throughout the United States. The accounting loss incurred if all parties failed entirely to perform on their obligation is equal to the balance outstanding for trade accounts receivable.

Cash Equivalents

The Company considers all highly liquid investments maturing in three months or less as cash equivalents.

                            R-TEC MACHINE TOOL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

Equipment

Capital additions are classified as equipment and are recorded at cost. Depreciation and amortization is recorded by use of the straight-line method. The book value of each asset is reduced by equal amounts over its estimated useful life.

Maintenance and repairs are charged to operations as incurred. When an asset is disposed of, accumulated depreciation is deducted from the original cost, and any gain or loss arising from its disposal is credited or charged to operations.

Significant Customers and Suppliers

The Company recorded revenue from services provided to customers that exceeded 10 percent of total revenue as follows:

                                                                      2000
                                                                   --------

     Micron Technology                                             $144,661
     Pacific Stainless Products                                     113,520
     R-Tec Corporation (related party)                              155,100
                                                                   --------

                                                                   $413,281
                                                                   ========

The Company recorded purchases from vendors that supplied 10% or more of total purchases as follows:

                                                                       2000
                                                                    -------

         Interstate Plastics                                        $18,138
         Metals USA                                                  25,005
                                                                    -------

                                                                    $43,143
                                                                    =======

Income Taxes

The shareholders have elected to be taxed as an "S" Corporation as defined by the Internal Revenue Code, wherein the shareholders report net earnings of the Corporation on their personal tax returns. Accordingly, no provision or liability for income taxes has been included in the financial statements.

                            R-TEC MACHINE TOOL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


Value of Financial Instruments

The Company has a number of financial instruments. The Company estimates that the fair value of all financial instruments, at December 31, 2000, do not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported revenues and expenses. Significant estimates used in preparing these financial statements include those assumed in determining the collectibility of receivables, and computing profit percentages under the percentage-of-completion revenue recognition method. It is at least reasonably possible that the significant estimates used will change within the next year.

Earnings Per Share

Earnings per share are computed by dividing net income available to common shareholders by the weighted average number of shares outstanding.

NOTE B - UNCOMPLETED CONTRACTS

Costs, estimated earnings and billings on uncompleted contracts consist of:

                                                                    2000
                                                                 ---------

         Costs incurred on uncompleted contracts                 $   1,868
         Estimated earnings                                          6,766
                                                                 ---------
                                                                     8,634
         Billings to date                                               --
                                                                 ---------

                                                                 $   8,634
                                                                 =========

                                                                    2000
                                                                 ---------
         Balance sheet captions are:
           Costs and estimated earnings in excess of
              billings on uncompleted contracts                  $   8,634

                            R-TEC MACHINE TOOL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

NOTE C - EQUIPMENT

     Equipment and consists of:

                                                                    2000
                                                                 ---------

          Manufacturing equipment                                $ 236,399
          Furniture and fixtures                                     1,044
          Office equipment                                           8,658
          Vehicles                                                   2,633
                                                                 ---------
                                                                   248,734
          Accumulated depreciation and amortization                (64,852)
                                                                 ---------

                                                                 $ 183,882
                                                                 =========

The estimated useful lives of equipment is five to seven years.

NOTE D - NOTES PAYABLE TO RELATED PARTIES

During 2000, the Company purchased a vehicle from an owner for $2,500 on a note payable. The note was repaid subsequent to year-end.

NOTE E - CAPITAL LEASE PAYABLE

The Company leases equipment under capital leases as follows:

                                                                        2000
                                                                      --------

     Capitalized cost                                                 $189,960
     Accumulated amortization, included in accumulated depreciation     55,047
     Amortization expense, included in depreciation expense             37,992

                            R-TEC MACHINE TOOL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

Future minimum lease payments due as of December 31, 2000 under the capital lease agreements are as follows:

     2001                                                             $ 53,569
     2002                                                               53,568
     2003                                                               37,791
     2003                                                               10,380
                                                                      --------
                 Total minimum lease payments                          155,308

     Less amount representing interest                                  19,471
                                                                      --------

     Present value of minimum lease payments                           135,837

     Less current portion                                               42,826
                                                                      --------

     Long-term portion                                                $ 93,011
                                                                      ========

NOTE F - LEASES

The Company leases its office and manufacturing space from a related party, H2C2. H2C2 is owned by Doug and Rena Hastings and Gary and Patricia Clayton. The lease is month to month at $1,030 per month with an additional utility payment of $165 per month paid to R-Tec Corporation. Doug Hastings and Gary Clayton are Executive Officers of the Company.

Rent expense for 2000 was $10,472.

NOTE G - PENSION PLANS

The Company has a SIMPLE Pension Plan covering all employees who worked at the Company for a minimum of 2 years and made at least $5,000 in each of the previous two-year periods. The Plan allows the employee to make elective deferrals up to a maximum of $6,000. The Company is required to make matching contributions of up to 3% of employee wages or $6,000. During the year ended December 31, 2000, the Company recorded $2,280 in contributions.

NOTE H - RELATED PARTY TRANSACTIONS

The Company conducts business with other entities affiliated through common ownership or control.

                            R-TEC MACHINE TOOL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


As described in Note E, the Company leases office and manufacturing space from H2C2. Amounts paid during 2000 for rent were $10,472. The Company also pays R-Tec Corporation, a wholly owned subsidiary of R-Tec Holding, Inc., for utilities. These costs amounted to $3,755 for 2000.

The Company provides machine tooling for R-Tec Corporation. Doug Hastings and Gary Clayton own significant interests in R-Tec Holding, Inc. Sales to R-Tec Corporation for 2000 were $155,100. The Company has accounts receivable from R-Tec Corporation at December 31, 2000 in the amount of $24,772.

NOTE I - SUBSEQUENT EVENTS

On July 3, 2001, R-Tec Holding, Inc. acquired the Company pursuant to a Share Exchange and Reorganization Agreement by and between R-Tec Holding, Inc. and the four individual shareholders of the Company.

Under the terms of the Agreement, the parties agreed to be bound by and accept the fair market value placed on the Company obtained from an independent business appraisal. Consideration for the acquisition was 291,248 shares of the common stock of R-Tec Holding, Inc. valued at $1.00 per share, which the parties agree and acknowledge was the fair market value of R-Tec Holding, Inc.'s shares as of the date of the Agreement. The Agreement provides for each of the four Company's shareholders to receive equal shares of R-Tec Holding, Inc.'s common stock in the transaction.

The Company made shareholder distributions totaling $60,000 prior to the exchange of shares discussed above.

NOTE J - RECENTLY ISSUED ACCOUNTING STATEMENTS

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement establishes accounting and reporting standards for derivatives as assets or liabilities in the statement of financial position and measurement of those instruments at fair value. In June 1999, the FASB issued SFAS No. 137 "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133" which delays the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000 the FASB issued SFAS No. 138 "Accounting for Certain Derivative Instruments and Certain Hedging Activities" which amends some of the provisions of FASB 133. The Company believes that the adoption of these accounting standards will not have any material effect on the financial statements of the Company.

                            R-TEC MACHINE TOOL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


(B)  Pro Forma Financial Information

These financial statements do not purport to represent the combined results of operations of R-Tec Holding, Inc. (R-TEC or The Company) and R-Tec Machine Tool, Inc. (RTMT) that might have occurred had the RTMT acquisition been completed on such dates, nor are they indicative of future results of operations. The pro forma adjustments relate to the purchase allocation of RTMT and give effect to marking certain assets to fair market value. The Company has made reclassifications to certain liabilities of RTMT consistent with the purchase method of accounting. Other adjustments may be recorded based upon information received in the future. Such adjustments may have a significant impact on total assets and liabilities, cost of operations, depreciation and amortization, and other expense accounts.

Any purchase accounting adjustments, or related costs and possible charges arising from the purchase of RTMT, may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements also do not give effect to possible future sales of assets or certain of the operations or to any cost savings of other benefits of the business combination that may result from the integration of RTMT and the Company.

The unaudited pro forma combined financial statements should be read in conjunction with the notes to the unaudited pro forma combined financial statements, the historical consolidated financial statements of the Company and related notes as previously filed with the Securities and Exchange Commission and incorporated herein.

                      R-TEC HOLDING, INC. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2000


                                                                                                     Pro Forma
                                                                                                    Adjustments
                                                                                                    Related to the        COMBINED
                                                                         R-TEC           RTMT          RTMT               PRO FORMA
                                                                       HISTORICAL      HISTORICAL    Acquisition         FINANCIAL
                                                                        (Note 1)       (Note 2)       (Note 3)           STATEMENTS
                                                                       ----------      ----------   --------------      ------------
CURRENT ASSETS:
Cash and certificates of deposit                                        $ 76,634       $ 30,844       $      --           $  107,478
Accounts receivable                                                      511,524         47,022         (24,782)(a)          533,764
Costs and estimated earnings in excess of billings
    on uncompleted contracts                                             202,530          8,634              --              211,164
Income taxes receivable                                                   15,295             --              --               15,295
Prepaid expenses                                                           3,094             --              --                3,094
Notes receivable, current portion                                          6,587             --          (2,500)(b)            4,087
                                                                        --------       --------       ---------           ----------

Total current assets                                                     815,664         86,500         (27,282)             874,882

Property, plant and equipment, net                                       106,834        183,882          44,253(c)           334,969
Other assets                                                              17,397             --         173,000(c)           190,397
Notes receivable, less current portion                                    14,663             --              --               14,663
                                                                        --------       --------       ---------           ----------

Total assets                                                            $954,558       $270,382       $ 189,971           $1,414,911
                                                                        ========       ========       =========           ==========

LIABILITY AND SHAREHOLDERS' EQUITY
Current Liabilities
Current portion of capital leases payable                               $ 12,020       $ 42,826       $      --           $   54,846
Accounts payable                                                         334,142          3,589         (24,782)(a)          312,949
Accrued liabilities                                                      102,161          5,873              --              108,034
Billings in excess of costs and estimated earnings
    on incomplete contracts                                               94,663             --              --               94,663
Accrued preferred dividends payable                                       36,517             --              --               36,517
Notes payable to related parties, current portion                         65,000          2,500          (2,500)(b)           65,000
                                                                        --------       --------       ---------           ----------

Total current liabilities                                                644,503         54,788         (27,282)             672,009

Long term capital leases payable                                          28,036         93,011              --              121,047
Notes payable to related parties                                         100,000             --              --              100,000
Shareholders' equity                                                     182,019        122,583         217,253(c)           521,855
                                                                        --------       --------       ---------           ----------

Total Liabilities and Shareholders' Equity                              $954,558       $270,382       $ 189,971           $1,414,911
                                                                        ========       ========       =========           ==========

    The accompanying notes are an integral part of these pro forma financial statements

                      R-TEC HOLDING, INC. AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

                                                                                                     Pro Forma
                                                                                                    Adjustments
                                                                                                   Related to the        COMBINED
                                                                      R-TEC           RTMT             R-TEC             PRO FORMA
                                                                   HISTORICAL       HISTORICAL      Acquisition          FINANCIAL
                                                                    (Note 1)         (Note 2)         (Note 3)          STATEMENTS
                                                                  ------------      ----------     --------------       -----------
Revenue                                                           $  1,552,587      $ 428,413      $   (155,100)(d)     $ 1,825,900
Direct operating costs                                               1,442,764        238,638          (155,100)(d)       1,526,302
                                                                  ------------      ---------      ------------         -----------

Gross profit                                                           109,823        189,775                --             299,598

Selling, general and administrative expenses                           492,537        129,556                --             622,093
Research and development expenses                                       22,710             --                --              22,710
                                                                  ------------      ---------      ------------         -----------

Income (loss) from operations                                         (405,424)        60,219                --            (345,205)

Interest expense                                                       (13,189)       (14,606)               --             (27,795)
Interest income                                                          2,080          1,163                --               3,243
                                                                  ------------      ---------      ------------         -----------
                                                                       (11,109)       (13,443)               --             (24,552)
                                                                  ------------      ---------      ------------         -----------

Income (loss) before income taxes                                     (416,533)        46,776                --            (369,757)
Income tax benefit                                                      12,893             --                --              12,893
                                                                  ------------      ---------      ------------         -----------

Net income (loss)                                                     (403,640)        46,776                --            (356,864)


Preferred stock dividends                                               36,517             --                --              36,517
                                                                  ------------      ---------      ------------         -----------

Net income (loss) available to common shareholders                $   (440,157)     $  46,776      $         --         $  (393,381)
                                                                  ============      =========      ============         ===========

Basic earnings (loss) per share                                   $      (0.03)                                         $     (0.03)
                                                                  ============                                          ===========


Diluted earnings (loss) per share                                 $      (0.03)                                         $     (0.03)
                                                                  ============                                          ===========

Dividends paid per common share
                                                                  $         --                                          $      0.01
                                                                  ============                                          ===========

Weighted average shares outstanding-
Common shares outstanding at year end                               17,114,174                          291,248          17,405,422


    The accompanying notes are an integral part of these pro forma financial statements

                      R-TEC HOLDING, INC. AND SUBSIDIARIES
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS


NOTE 1.   R-TEC HOLDING, INC. AND SUBSIDIARIES HISTORICAL.

The historical balances represent the balance sheet and results of operations for R-TEC as of each period indicated as previously reported in the historical consolidated financial statements of R-TEC.

NOTE 2.   R-TEC MACHINE TOOL, INC. HISTORICAL

The historical balances represent the balance sheet and results of operations for RTMT, as of December 31, 2000 and each period indicated as reported.

NOTE 3. PRO FORMA ADJUSTMENTS.

The pro forma adjustments were made to reflect the purchase price paid for the assets by R-TEC and to reflect the acquisition as if it had occurred on January 1, 2001. The pro forma adjustments related to the purchase allocation of RTMT give effect to the marking of certain assets to fair market value, consistent with the purchase method of accounting. R-TEC will consider future operational activities and results to determine if appraisals to both asset and liability accounts are required due to circumstances which may arise in the ordinary course of business. Other adjustments may be recorded based upon information to be received in the future and may have a significant impact on total assets, total liabilities, cost of operations, depreciation and amortization, and other expense accounts.

Any purchase accounting adjustments, or related costs and possible charges arising from the purchase of RTMT may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements do not give effect to possible future sales of assets or certain of the operations or to any cost savings or other benefits of the business combination, which may result from the integration of R-TEC and RTMT.

The pro forma adjustments reflected in the pro forma combined financial statements give effect to the following:

a)   Intercompany Receivables                To eliminate all  intercompany  for
                                             the  combined  financial  statement
                                             position   between  R-TEC  and  the
                                             Seller.

b)   Notes Receivable                        To eliminate a loan  between  R-TEC
                                             and the Seller.

c)   Property, plant and equipment, Other Assets, Shareholders' Equity

                                             To adjust pro forma combined assets
                                             To fair market value of RTMT.

d)   Revenue, Direct Operating Costs         To  eliminate   intercompany  sales
                                             between R-TEC and the Seller.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             R-Tec Holding, Inc.
                                             (Registrant)


Date: September 14, 2001                     By: /s/ Douglas G. Hastings
                                                 -----------------------------
                                                     Douglas G. Hastings
                                                     President / CEO


                                             By: /s/ Michael T. Montgomery
                                                 -----------------------------
                                                     Michael T. Montgomery
                                                     Chief Financial Officer